                             FIRST RELEASE OF SHARES
                                   PURSUANT TO
                SMITH-LURIE/MARKS FAMILY STOCKHOLDERS' AGREEMENT



     THIS INSTRUMENT entered into as of the    day of        , 1992.



                              W I T N E S S E T H :
                              - - - - - - - - - - -



     The following sets forth the background of this instrument:

     A. By Agreement dated as of December 29, 1986, the "Smith-Lurie/Marks Family Stockholders' Agreement" (the "Stockholders' Agreement") was entered into among certain holders of the issued and outstanding Class B Stock of General Cinema Corporation, a Delaware Corporation (individually a "Stockholder" and collectively the "Stockholders"), to assure that Class B Stock subject to the Stockholders' Agreement cannot be converted into Common Stock by any Stockholder without affording the other Stockholders a right to purchase the Class B Stock otherwise to be converted.

     B. By the First, Second, Third and Fourth Supplements to the Stockholders' Agreement (dated, respectively, as of January 8, 1988, December 5, 1988, April 29, 1989 and December 5, 1990), each of Amy Smith Berylson, Robert A. Smith and Debra Smith Knez confirmed that certain shares of Class B Stock which had been distributed to them from certain trusts for their benefit remained subject to the terms, provisions and conditions of the Stockholders' Agreement.

     C. Paragraph 13 of the Stockholders' Agreement provides as follows:

               "13. This Agreement may not be changed orally, but only by a agreement executed by all of the record holders of the Class B Stock which is outstanding and subject to the terms of this Agreement at the time of such amendment. However, any shares of Class B Stock may be released from the terms of this Agreement by a written instrument executed by all of the holders of record of the remaining Class B Stock which is then outstanding and subject to the terms of this Agreement."

     D. Richard A. Smith has requested that one hundred thousand (100,000) shares of Class B Stock owned by him be released from the terms of the Stockholders' Agreement; and all of the undersigned parties, constituting all of the holders of record of the Class B Stock which is now outstanding and subject to the terms of the Stockholders' Agreement, wish to release said 100,000 shares of Class B Stock from the terms of the Stockholders' Agreement.


                                       -1-
                               Page 46 of 93 pages

     E. Annexed hereto, made a part hereof and hereby incorporated herein by reference is a revised Schedule of Stockholders which sets forth the Class B Stock subject to the Stockholders' Agreement which will be owned by each of the Stockholders after reflecting the release of said 100,000 shares.

     NOW, THEREFORE, each of the undersigned parties agrees as follows:

     1. One hundred thousand (100,000) shares of Class B Stock which are owned by Richard A. Smith (evidenced by stock certificate number 007) and which, prior to the execution of this Instrument, were subject to the terms of the Stockholders' Agreement, are hereby released from the terms of the Stockholders' Agreement.

     2. Richard A. Smith shall be authorized to take all necessary or appropriate action to reflect the release from the restrictions of the Stockholders' Agreement of the 100,000 shares of Class B stock evidenced by stock certificate number 007, and all parties shall be fully protected in relying upon this instrument (or a copy thereof) to establish that the shares presently evidenced by stock certificate number 007 are not subject to the Stockholders' Agreement.

     3. Except for said 100,000 shares of Class B Stock hereby so released, all other shares of Class B Stock which were heretofore subject to the terms of the Stockholders' Agreement and which are owned by Richard A. Smith or any other undersigned party shall remain subject to the terms of the Stockholders' Agreement, which shall continue in full force and effect with respect to all shares remaining subject to such agreement.

     4. All of the terms, provisions and conditions of this instrument shall be binding upon and inure to the benefit of each and all of undersigned parties and their respective legal representatives, successors and assigns in the same manner as the Stockholders' Agreement.

     WITNESS THE EXECUTION HEREOF, under seal, in any number of counterpart copies, as of the day and year first above written.




                                   Richard A. Smith



                                   Susan F. Smith



                                   Nancy L. Marks



                                      -2-
                               Page 47 of 93 pages

                                   TRUST U/W/O PHILIP SMITH F/B/O RICHARD
                                   A. SMITH


                                   By:
                                      Nancy L. Marks, as Trustee and not
                                      individually


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually


                                   TRUST U/W/O PHILIP SMITH F/B/O NANCY
                                   L. MARKS


                                   By:
                                      Nancy L. Marks, as Trustee and not
                                      individually


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually


                                   A-D-R TRUST F/B/O AMY SMITH BERYLSON
                                   U/I/T dated 2/9/67


                                   By:
                                      Susan F. Smith a/k/a Susan M. Smith,
                                      as Trustee and not individually


                                   By:
                                      Jay E. Orlin, as Trustee and not
                                      individually



                                       -3-
                               Page 48 of 93 pages

                                   A-D-R TRUST F/B/O ROBERT A. SMITH U/I/T
                                   dated 2/9/67


                                   By:
                                      Susan F. Smith a/k/a Susan M. Smith,
                                      as Trustee and not individually


                                   By:
                                      Jay E. Orlin, as Trustee and not
                                      individually


                                   A-D-R TRUST F/B/O DEBRA SMITH KNEZ
                                   U/I/T dated 2/9/67


                                   By:
                                      Susan F. Smith a/k/a Susan M. Smith,
                                      as Trustee and not individually


                                   By:
                                      Jay E. Orlin, as Trustee and not
                                      individually


                                   C-J-P TRUST F/B/O CATHY LURIE U/I/T dated
                                   12/10/73


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually


                                   C-J-P TRUST F/B/O JEFFREY LURIE U/I/T
                                   dated 12/10/73


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually



                                      -4-
                               Page 49 of 93 pages

                                   C-J-P TRUST F/B/O PETER LURIE U/I/T dated
                                   12/10/73


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually


                                   RICHARD A. SMITH 1976 CHARITABLE
                                   TRUST U/D/T dated 12/16/76


                                   By:
                                      Susan F. Smith a/k/a Susan M. Smith,
                                      as Trustee and not individually


                                   MARIAN SMITH D-R-A 1976 CHARITABLE
                                   TRUST U/D/T dated 12/16/76


                                   By:
                                      Susan F. Smith a/k/a Susan M. Smith,
                                      as Trustee and not individually


                                   NANCY LURIE MARKS 1976 CHARITABLE
                                   TRUST U/D/T dated 12/16/76


                                   By:
                                      Jay E. Orlin, as Trustee and not
                                      individually


                                   By:
                                      Mark D. Balk, as Trustee and not
                                      individually


                                   MARIAN SMITH J-C-P 1976 CHARITABLE
                                   TRUST U/D/T dated 12/16/76


                                   By:
                                      Nancy Lurie Marks, as Trustee and not
                                      individually

                                      -5-
                               Page 50 of 93 pages

                                   RICHARD A. SMITH FAMILY TRUST U/W/O
                                   MARIAN J. SMITH f/b/o DEBRA SMITH KNEZ


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually


                                   By:
                                      Nancy L. Marks, as Trustee and not
                                      individually


                                   RICHARD A. SMITH FAMILY TRUST U/W/O
                                   MARIAN J. SMITH f/b/o ROBERT A. SMITH


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually


                                   By:
                                      Nancy L. Marks, as Trustee and not
                                      individually


                                   RICHARD A. SMITH FAMILY TRUST U/W/O
                                   MARIAN J. SMITH f/b/o AMY S. BERYLSON


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually


                                   By:
                                      Nancy L. Marks, as Trustee and not
                                      individually



                                       -6-
                               Page 51 of 93 pages

                                   NANCY S. LURIE FAMILY TRUST U/W/O
                                   MARIAN J. SMITH f/b/o CATHY J. LURIE


                                   By:
                                      Nancy Lurie Marks, as Trustee and not
                                      individually


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually


                                   NANCY S. LURIE FAMILY TRUST U/W/O
                                   MARIAN J. SMITH f/b/o JEFFREY R. LURIE


                                   By:
                                      Nancy Lurie Marks, as Trustee and not
                                      individually


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually


                                   PETER A. LURIE TRUST U/W/O MARIAN J.
                                   SMITH


                                   By:
                                      Nancy Lurie Marks, as Trustee and not
                                      individually


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually



                                      -7-
                               Page 52 of 93 pages

                                   A-D-R CHARITABLE FOUNDATION AND
                                   TRUST U/D/T dated 11/1/68


                                   By:
                                      Susan F. Smith a/k/a Susan M. Smith,
                                      as Trustee and not individually


                                   By:
                                      Jay E. Orlin, as Trustee and not
                                      individually


                                   MORRIS J. LURIE FAMILY TRUST U/I/T dated
                                   4/15/58 F/B/O CATHY J. LURIE, ET AL


                                   By:
                                      Nancy L. Marks, as Trustee and not
                                      individually


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually


                                   MORRIS J. LURIE FAMILY TRUST U/I/T dated
                                   4/15/58 F/B/O JEFFREY R. LURIE, ET AL


                                   By:
                                      Nancy L. Marks, as Trustee and not
                                      individually


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually



                                      -8-
                               Page 53 of 93 pages

                                   MORRIS J. LURIE FAMILY TRUST U/I/T dated
                                   4/15/58 F/B/O PETER A. LURIE, ET AL


                                   By:
                                      Nancy L. Marks, as Trustee and not
                                      individually


                                   By:
                                      Richard A. Smith, as Trustee and not
                                      individually


                                   SMITH MANAGEMENT COMPANY


                                   By:
                                      Its
                                      Hereunto duly authorized


                                   MARIAN REALTY COMPANY


                                   By:
                                      Its
                                      Hereunto duly authorized



                                   Amy S. Berylson



                                   Robert A. Smith



                                   Debra S. Knez



                                   Jeffrey R. Lurie



                                      -9-
                               Page 54 of 93 pages

                                   Cathy J. Lurie



     Receipt of a counterpart execution copy of this First Release of Shares is
acknowledged this    day of         , 1992.


GENERAL CINEMA CORPORATION


By:
   Its
   Hereunto duly authorized





                                      -10-
                               Page 55 of 93 pages

          , 1992



                            SCHEDULE OF STOCKHOLDERS


                                       No. of Shares
                                       Class B. Stock
                                       General Cinema     Address       Stock-
                                       Corp. Subject        for         holder
      Stockholder                      to Agreement       Notices       Family
      -----------                      --------------     -------       ------

Richard A. Smith (exclusive of
 Certificate No. 001, 007 and 430)     2,571,360             1          Smith

Susan F. Smith (exclusive of
 Certificates No. 45,56,47 & 386)        300,000             2          Smith

Nancy L. Marks (exclusive of
 Certificate No. 021 and 431)          2,086,952             3    Lurie/Marks

Trust u/w/o Philip Smith f/b/o
 Richard A. Smith                      3,233,104             1          Smith

Trust u/w/o Philip Smith f/b/o
 Nancy L. Marks                        3,233,104             1    Lurie/Marks

A-D-R Trust f/b/o Amy Smith
 Berylson U/I/T dtd. 2/9/67              237,682             4          Smith

A-D-R Trust f/b/o Robert A. Smith
 U/I/T/ dtd. 2/9/67                      472,134             4          Smith

A-D-R Trust f/b/o Debra Smith Knez
 U/I/T/ dtd. 2/9/67                      472,134             4          Smith

C-J-P Trust f/b/o Cathy Lurie
 U/I/T/ dtd. 12/10/73                    760,000             4    Lurie/Marks

C-J-P Trust f/b/o Jeffrey Lurie
 U/I/T/ dtd. 12/10/73                    760,000             4    Lurie/Marks

C-J-P Trust f/b/o Peter Lurie
 U/I/T/ dtd. 12/10/73                    760,000             4    Lurie/Marks

Richard A. Smith 1976 Charitable
 Trust U/D/T dtd. 12/16/76               960,000             1          Smith

                                      -11-
                               Page 56 of 93 pages

Marian Smith D-R-A 1976
 Charitable Trust U/D/T dtd. 12/16/76    480,000             1          Smith

Nancy Lurie Marks 1976 Charitable
 Trust U/D/T dtd. 12/16/76               960,000             1    Lurie/Marks

Marian Smith J-C-P 1976
 Charitable Trust U/D/T dtd. 12/16/76    480,000             1    Lurie/Marks

Richard A. Smith Family Trust u/w/o
 Marian J. Smith f/b/o
 Debra Smith Knez                         66,572             1          Smith

Richard A. Smith Family Trust u/w/o
 Marian J. Smith f/b/o
 Amy Smith Berylson                       66,572             1          Smith

Richard A. Smith Family Trust u/w/o
 Marian J. Smith f/b/o
 Robert A. Smith                          66,572             1          Smith

Nancy S. Lurie Family Trust u/w/o
 Marian J. Smith f/b/o
 Cathy J. Lurie                           66,570             1    Lurie/Marks

Nancy S. Lurie Family Trust u/w/o
 Marian J. Smith f/b/o
 Jeffrey R. Lurie                         66,570             1    Lurie/Marks

Peter A. Lurie Trust u/w/o
 Marian J. Smith                          99,816             1    Lurie/Marks

A-D-R Charitable Foundation
 and Trust U/I/T dtd. 11/1/68             34,480             4          Smith

Morris J. Lurie Family Trust U/I/T
 dtd. 4/15/58 f/b/o
 Cathy J. Lurie, et al                   198,040             1    Lurie/Marks

Morris J. Lurie Family Trust U/I/T
 dtd. 4/15/58 f/b/o
 Jeffrey R. Lurie, et al                 198,040             1    Lurie/Marks

Morris J. Lurie Family Trust U/I/T
 dtd. 4/15/58 f/b/o
 Peter A. Lurie, et al                   198,040             1    Lurie/Marks

Smith Management Company                 629,840             1          Smith

                                      -12-
                               Page 57 of 93 pages

Marian Realty Company                    288,720             1          N/A

Robert A Smith
 (Certificates 340, 388 and 455)         237,066             5          Smith

Debra S. Knez
 (Certificates 342, 392 and 477)         237,066             6          Smith


 Amy S. Berylson
 (Certificates 345, 390, 432
  and 453)                               471,518             7          Smith

Jeffrey R. Lurie
 (Certificates 336 & 394)                  1,000             4          Lurie

Cathy J. Lurie
 (Certificates 338 & 395                   1,000             3          Lurie
                                           -----

      TOTAL                           20,693,952

********************************************************************************

                              ADDRESSES FOR NOTICE


1.   Redacted

2.   Redacted

3.   Redacted

4.   Redacted

5.   Redacted

6.   Redacted

7.   Redacted


                                      -13-
                               Page 58 of 93 pages